EXHIBIT 10.21

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

NOBLE ROMAN’S, INC.

REDEEMABLE COMMON STOCK PURCHASE CLASS A WARRANT

_______________, 2016

THIS COMMON STOCK PURCHASE CLASS A WARRANT (this “Warrant”) of Noble Roman’s, Inc., a corporation duly organized and validly existing under the laws of Indiana (the “Company”), is issued to the Holder (as defined below). This Warrant is part of a series of Class A Warrants (the "Class A Warrants"), all with the same terms and conditions as those set forth herein, which may be issued by the Company exercisable for up to an aggregate 1,600,000 shares of Common Stock, as defined below, subject to adjustment pursuant to the anti dilution provisions herein. It is being issued as part of a unit purchased by the Holder, as defined below, from the Company pursuant to which the Holder is also purchasing a subordinated convertible note (the “Note”) from the Company.

FOR VALUE RECEIVED, the Company hereby certifies that the registered holder hereof ___________, with an address at ____________ (the “Holder”), and the Holder’s successors and assigns, is entitled to purchase from the Company _________ duly authorized, validly issued, fully paid and nonassessable common shares of the Company, no par value (the “Common Stock”), at a purchase price equal to $1.00 per share, as may be adjusted pursuant to the anti-dilution provisions set forth herein (the “Warrant Price”). The Person, as defined in Section 3.2 below, in whose name this Warrant (or one or more predecessor Warrants) is registered on the records of the Company regarding registration and transfers of the Class A Warrants (the “Warrant Register”) is the owner and holder thereof for all purposes, except as described in Section 13 hereof.

1.
Vesting of Warrant. This Warrant shall vest and become exercisable as of the date that the Company shall have effected the Share Authorizarion defined in Section 3.7 below.

2.
Expiration of Warrant. This Warrant shall expire on _________, 2019 unless further extended pursuant the terms of Section 3,7 below (the “Expiration Date”).

3.
Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of Section 1 and this Section 3 hereof.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

3.1 Manner of Exercise.
(a) This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant, into shares of Common Stock (the “Warrant Shares”), during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 13.2(a) hereof, accompanied by an exercise notice (the “Exercise Notice”) in substantially the form attached to this Warrant as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the Warrant Price.

(b) Cashless Exercise. If at any time commencing one hundred and eighty (180) days after the issuance date of this Warrant, there is no effective Registration Statement registering, or no current prospectus available for the resale of all of the Warrant Shares that may be acquired pursuant to this Warrant by the Holder, then this Warrant may also be exercised at the Holder’s election, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price of the Company’s Common Stock on the Business Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Exercise Notice;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, unless the Holder notifies the Company otherwise, if there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 3.1(b).

3.2
When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

3.3           Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by (A) crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and there is either (1) an effective Registration Statement, as defined in Section 6 below, permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (2) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 under the Act or (B) if the Company is not then a participant in the DWAC system and there is not an effective Registration Statement as aforesaid, by physical delivery of the certificates, bearing the restrictive legends required by Section 12.1 hereof if the Underlying Shares are otherwise not publicly tradable or without such restrictive legends if the Underlying Shares are otherwise publicly tradable pursuant to Rule 144 under the Act, to the address specified by the Holder in the Exercise Notice by the date that is three (3) Business Days after the latest of (i) the delivery to the Company of the Exercise Notice, (ii) surrender of this Warrant and (iii) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”).

3.4           Rescission Rights.  If the Warrant is exercised pursuant to 3.3 (A) above, the Company fails to cause the Transfer Agent to transmit the Warrant Shares to the Holder via the DWAC system by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise, which will terminate on the earlier of the actual delivery of the Warrant Shares or three (3) Business Days after the Warrant Share Delivery Date.

3.5           Partial Exercise. In case exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of Warrant Shares equal to the number of Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares designated by the Holder upon exercise as provided in Section 3.1 hereof (without giving effect to any adjustment thereof).

3.6
Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the Warrant Shares issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

3.7
Agreement to Increase Authorization to Issue Common Stock. As of the date hereof the Company is authorized to issue up to 25,000,000 shares of Common Stock and there are 20,783,032 shares of Common Stock currently issued and outstanding. Total additional shares needed for: currently exercisable outstanding stock options, the conversion of the Notes and the exercise of the Class A Warrants are 6,675,091 shares. Accordingly, the Company will not have a sufficient number of authorized shares to satisfy the above requirement. The Company covenants that, within 150 days after the date hereof it will take whatever action may be required, including obtaining stockholder approval to amend the Company’s Certificate of Incorporation to increase the number of shares that the Company is authorized to issue so it can satisfy this issuance requirement (the “Share Authorization”). The Company agrees that in the event that it fails to effect the Share Authorization within 150 days after the date hereof it will extend the Expiration Date for each day that it fails to obtain the Share Authorization after the termination of the aforesaid 150 day period.

4.
Warrant Adjustments.

The Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment with respect to events after the date hereof as follows:

(a)           Adjustment for Change in Capital Stock. Except as provided in Paragraph 4 (l) below, if the Company shall (i) declare a dividend on its outstanding Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case the Warrant Price in effect immediately prior to such action shall be adjusted so that if this Warrant is thereafter exercised, the Holder may receive the number and kind of shares which the Holder would have owned immediately following such action if the Holder had exercised this Warrant immediately prior to such action. Such adjustment shall be made successively whenever such an event shall occur. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment the Holder upon exercise of this Warrant may receive shares of two or more classes of capital stock of the Company, the Company's Board of Directors, in good faith, shall determine the allocation of the adjusted Warrant Price between the classes of capital stock. After such allocation, the Warrant Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 4.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

(b)           Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 4(a) above, if at any time the Company grants, issues or sells any rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof,) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c)
Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the date hereof, the Company issues or sells, or in accordance with this section is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuance issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Warrant Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Rate then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Warrant Price and consideration per share under this section), the following shall be applicable:

i.
Issuance of Common Stock Equivalents. If the Company in any manner issues or sells any securities of the Company or any subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (collectively, “Common Stock Equivalents”) (other than Common Stock Equivalents that qualify as Exempt Issuances) and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock Equivalents for such price per share. For the purposes of this section, the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such Common Stock Equivalent and (y) the lowest conversion price set forth in such Common Stock Equivalent for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other Person). Except as contemplated below, no further adjustment of the Warrant Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

ii.
Change in Price or Rate of Conversion. If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Warrant Price in effect at the time of such increase or decrease shall be adjusted to the Warrant Price which would have been in effect at such time had such options or Common Stock Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this section, if the terms of any Common Stock Equivalent that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Common Stock Equivalent and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this section shall be made if such adjustment would result in an increase of the Warrant Price then in effect.

iii.
“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, employees, or directors of the Company issued pursuant to plans that have been approved by a majority of the board of directors of the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued in the Offering and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date immediately prior to the initial closing of this Offering, provided that such securities and any term thereof have not been amended since such date to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities, (c) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted any registration rights but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

(d)
Number of Shares. Upon each adjustment of the Warrant Price as a result of the calculations made in Paragraphs 4 (a) and (b) above, this Warrant shall thereafter evidence the right to purchase, at the adjusted Warrant Price, that number of shares (calculated to the nearest one-hundredth) obtained by dividing (i) the product obtained by multiplying the number of shares issuable upon exercise of this Warrant prior to adjustment of the number of shares by Warrant Price in effect prior to adjustment of the Warrant Price by (ii) the Warrant Price in effect after such adjustment of the Warrant Price.

(e)           Transactions Not Requiring Adjustments. No adjustment need be made for a transaction referred to in Paragraphs (a) and (b) of this Section 4 if the Holder is permitted to participate in the transaction on a basis no less favorable than any other party and at a level, which would preserve the Holder’s percentage equity participation in the Common Stock upon exercise of this Warrant. No adjustment need be made for sales of Common Stock pursuant to a Company plan for reinvestment of dividends or interest, the granting of options and/or the exercise of options outstanding under any of the Company's currently existing stock option plans, the exercise of currently existing incentive stock options or incentive stock options which may be granted in the future, the exercise of any other of the Company's currently outstanding options, or any currently authorized warrants, whether or not outstanding. No adjustment need be made for a change in the par value of the Common Stock, or from par value to no par value or from no par value to par value. If this Warrant becomes exercisable solely into cash, no adjustment need be made thereafter. Interest will not accrue on the cash.

(f)
Action to Permit Valid Issuance of Common Stock. Before taking any action which would cause an adjustment reducing the Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Warrant Price.

(g)
Minimum Adjustment. No adjustment in the Warrant Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments, which by reason of this Paragraph 4 (g) are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price, in addition to those required by this Paragraph 4 (g), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(h)
Referral of Adjustment. In any case in which this Section 4 shall require that an adjustment in the Warrant Price be made effective as of a record date for a specified event (the “Exercise Event”), if this Warrant shall have been exercised after such record date, the Company may elect to defer until the occurrence of the Exercise Event issuing to the Holder the shares, if any, issuable upon the Exercise Event over and above the shares, if any, issuable upon such exercise on the basis of the Warrant Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’ right to receive such additional shares upon the occurrence of the Exercise Event.

(i)
Number of Shares. Upon each adjustment of the Warrant Price as a result of the calculations made in Paragraphs (a) and (b) of this Section 4, this Warrant shall thereafter evidence the right to purchase, at the adjusted Warrant Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Warrant Price in effect prior to adjustment of the Warrant Price by (ii) the Warrant Price in effect after such adjustment of the Warrant Price.

(j)           Voluntary Reduction. The Company from time to time may reduce the Warrant Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the Warrant Price is reduced, the Company shall mail to the Holder a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Warrant Price takes effect. The notice shall state the reduced Warrant Price and the period it will be in effect. A reduction of the Warrant Price does not change or adjust the Warrant Price otherwise in effect for purposes of Paragraphs 4 (a) and (b) above. Anything to the contrary notwithstanding, this Paragraph 4 (j) shall be void and of no effect if it violates the rules and/or regulations of any exchange or inter-dealer quotation system on which the Common Stock is then listed for trading.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

(k)           Prohibition against Certain Reductions of Warrant Price. Anything to the contrary notwithstanding, in no event shall the Warrant Price be reduced below the par value of the Common Stock.

(l)
Notice of Adjustments. Whenever the Warrant Price is adjusted, the Company shall promptly mail to the Holder a notice of the adjustment together with a certificate from the Company's Chief Financial Officer briefly stating (i) the facts requiring the adjustment, (ii) the adjusted Warrant Price and the manner of computing it, and (iii) the date on which such adjustment becomes effective. The certificate shall be prima facia evidence that the adjustment is correct, absent manifest error.

(m)
Reorganization of Company. If the Company and/or the Holder of Common Stock are parties to a merger, consolidation or a transaction in which (i) the Company transfers or leases substantially all of its assets; (ii) the Company reclassifies or changes its outstanding Common Stock; or (iii) the Common Stock is exchanged for securities, cash or other assets; the Person who is the transferee or lessee of such assets or is obligated to deliver such securities, cash or other assets shall assume the terms of this Warrant. If the issuer of securities deliverable upon exercise of this Warrant is an affiliate of the surviving, transferee or lessee corporation, that issuer shall join in such assumption. The assumption agreement shall provide that the Holder may exercise this Warrant into the kind and amount of securities, cash or other assets which the Holder would have owned immediately after the consolidation, merger, transfer, lease or exchange if the Holder had exercised this Warrant immediately before the effective date of the transaction. The assumption agreement shall provide for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 4. The successor company shall mail to the Holder a notice briefly describing the assumption agreement. If this Paragraph applies, Paragraph 4 (a) above does not apply.

(n)
Dissolution, Liquidation. In the event of the dissolution or total liquidation of the Company, then after the effective date thereof, this Warrant and all rights thereunder shall expire.

(o)
Notices. If (i) the Company takes any action that would require an adjustment in the Warrant Price pursuant to this Section 4; or (ii) there is a liquidation or dissolution of the Company, the Company shall mail to the Holder a notice stating the proposed record date for a distribution or effective date of a reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

5.
Fractional Shares. If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Section 4 hereof, the Company shall nevertheless not be required to issue fractions of shares upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. Instead the Company will round any fractional share to the nearest share so that if the fraction is less than 0.5 no share shall be issued and if the fraction is 0.5 or higher the Company shall issue one full share

6.
Right to Registration. The Holder has the right to require the Company to register the Warrant Shares pursuant to a registration statement (the “Registration Statement”) under the Securities Act of 1933 (the “Act”) with the Securities and Exchange Commission (the “Commission”) in accordance with the terms of an agreement (the “Registration Rights Agreement”) dated as of the date hereof among the Company, the Holder and the holders of other Class A Warrants. The date that the first Registration Statement filed pursuant to the Registration Rights Agreement is declared effective by the Commission is herein referred to as the “Effective Date.”

7.
Redemption.

7.1           Company’s Right to Redeem this Warrant. On or after the Effective Date, as long as the Warrant Shares may be sold publicly, on not less than 30 days notice to the Holder, the Company may redeem this Warrant at a redemption price of $0.001 times the number of Warrant Shares for which this Warrant can then be exercised (the "Redemption Price"), provided that daily average weighted trading price of the Common Stock equals or exceeds $2.00 per share for a period of 30 consecutive trading days (commencing after the Effective Date) ending one trading day prior to the date that the notice of redemption is sent. All unexercised Class A Warrants must be redeemed if any Class A Warrants are redeemed.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

7.2           Method of Redemption. In case the Company shall desire to exercise its right to redeem this Warrant, it shall mail a notice of redemption to the Holder, first class, postage prepaid, not later than the 30th day before the date fixed for redemption, at the Holder’s last address as shall appear in the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

7.3           Notice of Redemption. The notice of redemption shall specify (i) the Redemption Price; (ii) the date fixed for redemption, which may not be less than 30 days after such notice is delivered (the “Redemption Date”); (iii) the place where this Warrant shall be delivered and the Redemption Price paid; and (iv) that the right to exercise this Warrant shall terminate at 5:00 PM (New York time) on the Redemption Date.

7.4
Delivery of Redemption Price and Expiration of Warrant. From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder of this Warrant to be redeemed, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the Redemption Price of this Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all of the Class A Warrants called for redemption, this Warrant shall expire and become void and all rights hereunder, except the right to receive payment of the Redemption Price, shall cease.

8.
No Dilution or Impairment.

8.1
Actions to Permit Issuance of Warrant Shares. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Common Stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon exercise, (b) will take all actions necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrant, and (c) will not take any action that results in any adjustment of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of the Warrant would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon exercise.

8.2
Acknowledgement of Company’s Obligations. The Company acknowledges that, subject to the provisions of Section 3.7, its obligation to issue shares of Common Stock issuable upon exercise of this Warrant is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

9.
Chief Financial Officer’s Report as to Adjustments. In the case of any adjustment or re-adjustment in the shares of Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth the adjustment or re-adjustment and showing in reasonable detail the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding and (b) the Warrant Price in effect immediately prior to the deemed issuance or sale and as adjusted and re-adjusted (if required by Section 4 hereof) on account thereof. The Company will forthwith mail a copy of each report to the Holder and will, upon the written request at any time of the Holder, furnish to the Holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all reports at its office maintained pursuant to Section 13.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of this Warrant designated by the Holder.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

10.
Reservation of Shares. The Company shall at all times after the Share Authorization has been effected reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise thereof, and if at any time after the Share Authorization has been effected the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company’s Common Stock. After the Share Authorization has been effected all shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

11.
Listing. The Company shall at all times comply in all respects with the Company’s reporting, filing and other obligations under the by-laws or rules of each national securities exchange or inter-dealer quotation system upon which shares of Common Stock are then listed and shall list the shares issuable upon the exercise of this Warrant on such national securities exchange or inter-dealer quotation system.

12.
Investment Representations: Restrictions on Transfer.

12.1
Investment Representations. The Holder acknowledge that this Warrant and the Warrant Shares have not been and, except as otherwise provided herein, will not be registered under the Act or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as such state laws. The Holder represents that the Holder is acquiring this Warrant and will acquire the Warrant Shares for the Holder’s own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with all applicable provisions of the Act, the Securities Exchange Act of 1934, the Rules and Regulations promulgated by the Commission thereunder, and any applicable state securities laws. The Holder further understands and agrees that (i) neither this Warrant nor the Warrant Shares may be sold or otherwise transferred unless they are subsequently registered under the Act and qualified under any applicable state securities laws or, in the opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available; (ii) any routine sales of the Company's securities made in reliance upon Rule 144 promulgated by the Commission under the Act, can be effected only pursuant to the terms and conditions of that Rule, including applicable holding periods and timely filing requirements with the Commission for the Company; and (iii) except as otherwise set forth herein, the Company is under no obligation to register this Warrant or the Warrant Shares on the Holder’s behalf or to assist the Holder in complying with any exemption from registration under the Act. The Holder agrees that each certificate representing any Warrant Shares for which this Warrant may be exercised will bear on its face a legend in substantially the following form:

These securities have not been registered under the Securities Act of 1933 or qualified under any state securities laws. They may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under that Act and qualification under applicable state securities laws without an opinion counsel reasonably acceptable to the Company that such registration and qualification are not required.

12.2
Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any securities that are not registered under an effective registration statement under the Act (“Restricted Securities”), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 12.2. Each notice shall describe the manner and circumstances of the proposed transfer, and (b) shall designate counsel for the Holder giving the notice (who may be in-house counsel for the Holder). The Holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

(i) If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer (i.e. private sale of Restricted Securities) may be effected without registration of Restricted Securities under the Act (which opinion shall state the bases for the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 12.1 hereof.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

(ii) If the opinion called for in (i) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 12.2 and fulfillment of the provisions of clause (i) above, or (y) such Restricted Securities have been effectively registered under the Act.

12.3
Termination of Restrictions. The restrictions imposed by this Section 12 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Act; or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, which opinion shall not be unreasonably withheld, such restrictions are no longer required in order to insure compliance with the Act or Section 12 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 12.1 hereof.

13.
Ownership, Transfer and Substitution of Warrant.

13.1
Ownership of Warrant. The Company may treat the Person in whose name this Warrant is registered to in the Warrant Register maintained pursuant to Section 13.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Class A Warrant is properly assigned by a notice in substantially the form attached to this Warrant as Exhibit B (or a reasonable facsimile thereof) duly executed by the holder thereof in blank, the Company shall treat the bearer thereof as the owner of such Class A Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 12 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

13.2 Office; Transfer and Exchange of Warrant.

(a) The Company will maintain an office (which may be an agency maintained at a bank) at 1 Virginia Avenue, Suite 300 , Indianapolis, Indiana 46204 (until the Company notifies the Holder of any change of location of the office) where notices, presentations and demands in respect of this Warrant may be made upon it.

(b) The Company shall cause to be kept at its office maintained pursuant to Section 13.2(a) hereof a Warrant Register for the registration and transfer of the Class A Warrants. The names and addresses of holders of the Class A Warrants, the transfers thereof and the names and addresses of transferees of the Class A Warrants shall be registered in such Warrant Register. The Person in whose name any Class A Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of such Class A Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will (subject to compliance with Section 12 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Class A Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Class A Warrant so surrendered.

13.3
Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 13.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Class A Warrant of like tenor and dated the date hereof.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

14.
No Rights or Liabilities as Stockholder. Except as may otherwise be provided herein, no Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of liquidation, dissolution or the winding up of the Company.

15.
Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing addressed as hereinafter provided and actually delivered at such address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 13.2(a) hereof, or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 13.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

16.
Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

17.
Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

18.
Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Indiana. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof. If one or more of the provisions or portions of this Warrant shall be deemed by any court or quasi-judicial authority to be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of the remaining provisions, or portions of provisions contained herein shall not in any way be affected or impaired thereby. The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and vice versa and the use of the singular pronouns shall be deemed to include the plural as well and vice versa.

Redeemable Common Stock Purchase Class A Warrant
issued by Noble Roman’s, Inc. to
_________________________

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

NOBLE ROMAN’S, INC.

By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman

EXHIBIT A

EXERCISE NOTICE

To Be Executed by the Holder
in Order to Exercise Class A Warrants

TO:           NOBLE ROMAN’S, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall be in lawful money of the United States.

(3) Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_________________________________________________________

_________________________________________________________

Dated:	X

Address
Taxpayer Identification Number
Signatures Guaranteed

EXHIBIT B

[FORM OF ASSIGNMENT]

To be executed by the registered holder if such holder
desires to transfer the Warrant Certificate.

FOR VALUE RECEIVED    hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other
Identifying Number of Holder)

Signature Guaranteed